Exhibit 31.1

CERTIFICATION UNDER SECTION 302 OF THE

SARBANES-OXLEY ACT OF 2002

CERTIFICATIONS

I, Philip B. Flynn, certify that:

1. I have reviewed this Amendment No. 1 to quarterly report on Form 10-Q of Associated Banc-Corp; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: May 4, 2018

/s/ Philip B. Flynn
Philip B. Flynn
President and Chief Executive Officer